Condensed Consolidated Statements of Operations - USD ($)	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Operating expenses
General and administrative expenses	$ 3,117,588	$ 407,575
Merger and acquisition expenses	1,319,046	903,293
Plant maintenance costs	478,625	2,873,195
Accretion of asset retirement obligations	871,000	207,400
Depreciation	17,977
Total operating expenses	(5,804,236)	(4,391,463)
Other Income (Expense)
Interest Expense	(121,656)	(25,334)
Related party interest Income (Expense)	44,953	11,732
Change in fair value of liabilities	(1,955,000)
Total Other Income (expense)	(2,031,703)	(13,602)
Net loss	$ (7,835,939)	$ (4,405,065)
Weighted average common shares outstanding - basic (in Shares)	12,851,771	8,990,123
Weighted average common shares outstanding - diluted (in Shares)	12,851,771	8,990,123
Income per common share - basic (in Dollars per share)	$ (0.61)	$ (0.49)
Income per common share - diluted (in Dollars per share)	$ (0.61)	$ (0.49)